UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2003

JDS Uniphase Corporation
(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California    95131

(Address of principal executive offices including zip code)

(408) 546-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

This Form 8-K/A amends Form 8-K filed with the Securities and Exchange Commission on May 8, 2003 by providing two new slides incorporated herein as Slide 3 and Slide 43 of Exhibit 99.1

Item 9. Regulation FD Disclosure

On May 8, 2003, officers of JDS Uniphase Corporation, a Delaware corporation (the “Registrant”), delivered an investor presentation that included written communications comprised of slides which were described and filed as Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on May 8, 2003 and incorporated therein by reference. This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on May 8, 2003 by providing two new slides as Slide 3 and Slide 43 of the updated and amended Exhibit 99.1 and incorporating Exhibit 99.1 herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

JDS UNIPHASE CORPORATION

By: /s/ Christopher S. Dewees

Christopher S. Dewees
Vice President and General Counsel

Dated: May 9, 2003

EXHIBIT INDEX
Exhibit Number	Description
99.1	Written communication comprised of slides furnished pursuant to Item 9 of this Form 8-K/A.